Bankwell Financial Group 4Q20 Investor Presentation

2 Safe Harbor This presentation may contain certain forward-looking statements about Bankwell Financial Group, Inc. (the “Company”). Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believe,” “expect,” “would,” “should,” “could,” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged. The COVID-19 pandemic is adversely affecting Bankwell Financial Group, its customers, counterparties, employees, and third party service providers, and the ultimate extent of the impacts on its business, financial position, results of operations, liquidity, and prospects is unknown.

3 Table of Contents • 4Q20 Performance & One-time Charges • 2021 Outlook • COVID-19 Deferral & PPP Updates • ALLL & Non-Performing Loans • Capital • Bankwell History & Overview

4Q20 Performance & One-Time Charges

5 4Q20 Summary 1 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense • $336 thousand reported net income, or $0.04 earnings per share, versus a core earnings per share of $0.51: ̶ ($0.39) EPS due to one time charges of $3.9 million for office consolidation, contract termination and employee severance costs ̶ ($0.08) EPS net impact from COVID-19, primarily from ALLL reserve build • Less than 2% of loan portfolio on COVID-19 deferral at end of 4Q20 4Q20 Reported vs Core EPS • $35 million PPP loans at end of 4Q20; an additional ~$4 million of loans forgiven through 1/21/21 • Continued success with Core Business deposit generation, enabling further deposit cost reductions and improved deposit mix • Maintained strong capital and liquidity during the quarter • Net Interest Margin (“NIM”) was 2.77% for 2020, negatively impacted by excess liquidity • The Company declared the 1Q21 dividend of $0.14 per share

6 4Q20 Results 1 Ratios presented represent Bank ratios; presented ratios are preliminary, subject to finalization of the FDIC Call Report 2 Bankwell meets Adequate + buffer standard, which exceeds Well Capitalized thresholds Profitability Balance Sheet Capital 4Q20 FY20 • Net Income $336 thousand $5.9 million • PPNR $1.2 million $14.9 million • Return on Average Assets 0.06% 0.28% • Return on Average Equity 0.75% 3.35% • $1.6 billion of gross loans • $1.8 billion of deposits • 1.32% ALLL excluding PPP loans • Dividend of $0.14 per share paid • $22.43 Tangible Book Value • Well Capitalized1,2 Tier 1 Leverage 8.44% Tier1/CET1 / RWA 11.06% Total Capital / RWA 12.28%

7 4Q20 Consolidated Financial Statements Linked Quarter Income Statement 4Q20 3Q20 Var1 Total Interest Income $19.1 $18.9 $0.2 Total Interest Expense $4.8 $5.3 $0.5 Net Interest Income $14.3 $13.6 $0.7 Non-Interest Income $0.6 $0.6 $0.0 Non-Interest Expense $13.7 $9.7 $(4.0) Pre-Tax, Pre-Provision Net Revenue $1.2 $4.5 $(3.3) Provision for Loan Losses $0.7 $0.7 $0.0 Pre-Tax Income $0.5 $3.8 $(3.3) Income Tax Expense $0.2 $0.8 $(0.6) Reported Net Income $0.3 $3.0 $(2.7) EPS $0.04 $0.38 $(0.34) Pre-Tax, Pre-Provision Net Revenue per share2 $0.15 $0.57 $(0.42) 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense Dollars in millions, except per share data Balance Sheet 4Q20 3Q20 Var1 Cash & Cash Equivalents $410 $339 $70 Investment Securities $107 $109 $(2) Loans Receivable, net $1,602 $1,601 $1 All Other Assets $136 $144 $(8) Total Assets $2,254 $2,193 $61 Total Deposits $1,827 $1,768 $60 Total Borrowings $200 $200 $0 Other Liabilities $50 $51 $(1) Total Liabilities $2,077 $2,019 $59 Equity $177 $174 $2 Total Liabilities & Equity $2,254 $2,193 $61

8 2020 Consolidated Financial Statements Income Statement 2020 2019 Var1 Total Interest Income $77.5 $82.9 $(5.5) Total Interest Expense $22.7 $29.2 $6.5 Net Interest Income $54.8 $53.8 $1.0 Non-Interest Income $2.9 $5.2 $(2.4) Non-Interest Expense $42.8 $35.6 $(7.2) Pre-Tax, Pre-Provision Net Revenue $14.9 $23.4 $(8.5) Provision for Loan Losses $7.6 $0.4 $(7.2) Pre-Tax Income $7.3 $22.9 $(15.6) Income Tax Expense $1.4 $4.7 $(3.3) Reported Net Income $5.9 $18.2 $(12.3) EPS $0.75 $2.31 $(1.56) Pre-Tax, Pre-Provision Net Revenue per share2 $1.89 $3.00 $(1.11) 1 Variances are rounded based on actual whole dollar amounts 2 Pre-tax, pre-provision net revenue per share is a non-GAAP metric & excludes provision for loan losses and income tax expense Dollars in millions, except per share data Balance Sheet 2020 2019 Var1 Cash & Cash Equivalents $410 $78 $332 Investment Securities $107 $101 $6 Loans Receivable, net $1,602 $1,589 $13 All Other Assets $136 $114 $22 Total Assets $2,254 $1,882 $372 Total Deposits $1,827 $1,492 $335 Total Borrowings $200 $175 $25 Other Liabilities $50 $33 $17 Total Liabilities $2,077 $1,700 $378 Equity $177 $182 $(6) Total Liabilities & Equity $2,254 $1,882 $372

9 Summary of One-time Charges • One-time charges taken in December: ̶ Office Consolidation costs (including headcount) $2.0 million ̶ Voluntary Early Retirement Incentive Plan (“VERIP”) and other 4Q reduction in force actions $0.8 million Sub-total $2.8 million ̶ Online Banking contract termination $1.1 million Total $3.9 million • The $2.8 million one-time charge from office consolidation and headcount actions will generate annualized savings of ~$2.3 million • The Online Banking contract termination charge is due to the retirement of a legacy application, which will be replaced with a state of the art application to drive commercial deposit growth

2021 Outlook

11 2021 Outlook • Entering 2021 with a strong balance sheet and 1.29% ALLL reserve • Provision expense in 2021 to be well below 2020 • Expected loan growth excluding PPP of ~5% • Steady loan yields • Continued decrease in funding costs • Full year 2021 NIM expected to be 3.00% - 3.15% • Growth in non-interest income from SBA loan sales • Adjusted for one-time charges, 2021 non-interest expense trending 2% - 3% lower versus 2020 ̶ 2021 exit run rate savings of ~5% once office consolidation cost savings fully realized

12 Positive Outlook For Cost of Deposits Dollars in millions Low yield environment + strategic actions = interest expense savings <0.70% Dec-20 – Jun-21 Deposits Quarterly Cost of Deposits • ~$70 million wholesale deposits maturing, at an average rate of 0.89% • ~$150 million retail CDs maturing, at an average rate of 1.85%; anticipate ~40% retention at ~37 bps • Investments in commercial channels continue to generate quality organic core deposit growth • Runoff of COVID-19 liquidity and other wholesale deposits to help reduce deposit costs 1.59% 1.52% 1.16% 0.93% 0.77% ~0.62% 4Q19 1Q20 2Q20 3Q20 4Q20 2Q21 Est $1,827 ~$1,700 $220 ~$60 $50 Dec-20 CD Maturities Assumed CD Rollover New Deposits Jun-21 Est 0.70% <0.60% 1.54% 0.37% 1 1 $50 million brokered deposits replacing more expensive FHLB borrowings 0.08%

13 Recent Trends Steadily Improving Deposit Mix 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2018 2019 2020 2Q21 Est 18.5% 16.2% 12.4% 14.7% 28.1% 28.6% 20.7% 16.2% 53.4% 55.3% 66.9% 69.1% Brokered Deposits Retail CDs Core Deposits $1,502 $1,492 Dollars in millions $1,827 ~$1,700 • Through 2Q21, scheduled maturities and continued efforts on commercial relationships will drive further deposit mix & price improvements • In Jan-21, $50MM FHLB borrowing replaced by lower cost brokered deposits; no impact to Wholesale ratio3 • Wholesale ratio expected to be ~18% by 2Q21, lowest since IPO Balance 1 Core Deposits include Business and Consumer checking, savings and money market accounts 2 Percentages exclude COVID-19-related liquidity of $53 million (brokered deposits) 3 Wholesale ratio defined as brokered deposits and FHLB borrowings to total assets 2 Core Business 46% 50% 61% ~61% Core Consumer 54% 50% 39% ~39% 1 24.9% 24.9% 24.9% 23.4% 20.6% 19.8% ~18% 15.0% 20.0% 25.0% 30.0% 2015 2016 2017 2018 2019 2020 2Q21 Est Wholesale Ratio

14 Expanding Commercial Relationships 1 Core deposits exclude all brokered deposits and all time deposits Strategic efforts on Commercial Banking yielding positive results Commercial deposits grew ~$317 million YTD, including $77 million (~43%) in non- interest bearing deposits: • $255 million commercial business relationships ̶ Including $61 million (~24%) in non-interest bearing deposits • $62 million municipal funds ̶ Including $16 million (~27%) in non-interest bearing deposits Dollars in millions 54%46% Dec-18 Consumer Business 1Core Deposit Composition $369 $377 $372 $396 $409 $393 $461 $584 $725 $156 $147 $142 $162 $178 $154 $198 $218 $255 $100 $150 $200 $250 $300 $350 $150 $250 $350 $450 $550 $650 $750 Dec-18 Mar-19 Jun-19 Sep-19 Dec-19 Mar-20 Jun-20 Sep-20 Dec-20 Commercial Deposits Total Non-Interest Bearing 39%61% Dec-20 ~39%~61% 2Q21 Est

15 Liquidity • On-balance sheet liquidity ~22% as of 12/31/20, attributable to: ̶ Temporary liquidity increases due to the COVID-19 pandemic ̶ Investments in commercial channels generating quality organic core deposit growth Liquidity Walk ~22% ~11% ~11% 12/31/20 Time Deposit Runoff End of '21 • Maturing time deposits reduce liquidity to ~11% by year end 2021 • Additional access to $348 million of FHLB borrowing capacity & $42 million of bank lines as of 12/31/20

16 Loan Portfolio Composition Residential 6.52% C&I 17.02% CRE Owner Occupied 10.14% CRE Investor 60.51% Commercial Const. 5.35% Consumer Loans / Other 0.47% Total Loan Portfolio = $1,626 million no single relationship represents more than ~6% of total loans, as of December 31st, 2020 1 1 includes $35 million of PPP loans 1

17 1 Weighted average yield based on active loans as of 12-31 for each of the respective years 2 Some fixed rate loans have a contractual interest rate reset after 3 or 5 years (as examples), prior to maturity Dollars in millions Loan Portfolio Trends 1 • Robust 1Q21 originations pipeline, with C&I accounting for ~75% ̶ Yields on 1Q21 originations ~4.5% • Limited portfolio exposure to future interest rate decreases: ̶ ~12% of portfolio are variable rate loans with either no floor or a floor < 4.00% ̶ ~$56 million of fixed rate loans have rate reset dates in 20212 $1,543 $1,605 $1,604 $1,591 4.48% 4.64% 4.58% 4.25% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 00 00 00 00 00 00 00 00 00 2017 2018 2019 2020 Gross Loan Balance Portfolio Yield Loan Portfolio Yield excluding $35 million PPP loans

18 • Excess liquidity temporarily reducing NIM • NIM expanding throughout 2021 as liquidity runs off ̶ Full year 2021 NIM expected to be 3.00% - 3.15% Net Interest Margin 2.77% ~0.47% NIM 2020 Reported NIM Year-end impact of excess liquidity

COVID-19 Deferral & PPP Updates

20 $218 $340 $51 $29 $17 $10 $9 $1 15% 22% <4% <2% 0% 5% 10% 15% 20% 25% $0 $50 $100 $150 $200 $250 $300 $350 $400 1Q20 2Q20 3Q20 4Q20 COVID-19 Deferral SBA Loans % Total Loans COVID-19 Deferral Update Dollars in millions 1 Excluding PPP loan balances 2 LTVs based on original LTV values, at origination $235 $350 $60 COVID-19 Loan Deferral Trend • Actively working with the customers to find both short and long term solutions • All remaining deferred loans were evaluated for impairment and reflected accordingly in the ALLL • At least $18 million expected to come off deferral in 1Q Loan Type Deferrals SBA Total CRE $27.2 $0.2 $27.5 C&I $1.5 $0.5 $2.0 Residential $0.7 -- $0.7 Construction -- -- -- Total $29.4 $0.8 $30.2 Current Deferral Detail 1 $30 Property Type Total LTV2 Retail $17.1 66.2% Special Use $6.3 66.7% Office $3.5 72.4% Industrial/Warehouse $0.6 50.0% Total $27.5 68.4% CRE Deferrals by Property Type

21 PPP update • $34.8 million of PPP loans remain as of 12/31/20: • ~$1.2 million of PPP fees recognized as income through 4Q20 • Remaining PPP fees to be accreted are ~$1.0 million; ~$183 thousand per quarter until forgiveness or maturity • Forgiveness status as of 1/21/21: ̶ ~$4 million (63 loans) forgiven by SBA subsequent to 12/31/20 ̶ ~$7 million (25 loans) submitted to the SBA & pending their final approval ̶ ~$24 million (175 loans) in forgiveness process with Bankwell Category $ Balance Count Average Size ≤ $50K $2.4 million 136 $17,317 $50K - $150K $11.5 million 93 $124,072 ≥ $150K $20.9 million 34 $615,939 Total $34.8 million 263 $132,455

ALLL & Non-Performing Loans

23 Non Performing Loans 0.88% 0.66% 2.06% 2018 2019 2020 Non Performing Loans / Gross Loans NPLs $14,082 $10,588 $33,416 1.57% 0.32% 0.16% 2020 Detail 2.06% SBA-guaranteed portion of NPLs Dollars in thousands COVID-19 related NPLs All other NPLs The Company performed individual analyses for all existing COVID-19 deferrals and COVID-19 impacted loans for collectability and impairment, resulting in a ~$26 million increase to the Non Performing Loan (“NPL”) population NPL population adequately collateralized or individually reserved in ALLL

24 0.81% 0.98% 0.03% ($1.6MM) $4.6MM 0.31%$4.5MM 2019 Growth / Mix COVID-19 2020 General Specific 2020 ALLL Coverage $9.0 million total reserves (general & specific) related to COVID-19 General ALLL Reserve Detail YTD Allowance for Loan Loss (“ALLL”) Walk 0.84% Dollars in thousands 1.29% CRE C&I Resi & Other Const. Total 4Q19 Balance $10,179 $1,770 $730 $324 $13,003 Portfolio growth/mix ($1,212) $150 ($361) ($185) ($1,608) COVID-19 $2,498 $1,749 $242 $82 $4,570 4Q20 Balance $11,465 $3,668 $611 $221 $15,965 As a % of loan type 1.00% 1.33% 0.54% 0.25% 0.98% • Bankwell not subject to CECL; ALLL calculated in accordance with the incurred loss model • PPP loans guaranteed by the US government and carry no reserve • Excluding PPP loan balances, ALLL % increases from 1.29% to 1.32% • Additional reserve build in 4Q20 of $0.7 million: ̶ General COVID-19 reserves decreased $2.3 million due to improving economic conditions & reduced deferral population ̶ Specific reserves increased $3.5 million ̶ The remaining change in provision driven by shifts in portfolio mix $9.0MM

Capital

26 Tangible Book Value Tangible Book Value (TBV) Per Share Walk 1 All Other includes items such as, but not limited to, changes related to stock grants and share count $0.04 reported EPS 1 • $0.34 increase in OCI primarily from mark-to-market on long-dated interest rate swaps ̶ As of 1/24/21, the mark-to-market adds another ~$0.25 of TBV

27 Capital Position 7.83% 9.58% 12.36% 13.57% 7.73% 8.44% 11.06% 12.28% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% TC E Ti er 1 Le ve ra ge Ti er 1 / CE T1 To ta l C ap it al 4Q20 3Q20 ‘Adequate’ + Buffer Min Key Capital Ratios Bankwell’s capital position remains strong 1 Represents Bank ratios; current period capital ratios are estimates 1 1 1 Tier 1CET1 • In 4Q20, Bank up streamed $18 million dividend to parent company to prepare for 2021 capital actions • ~$30 million of additional Total Capital above ‘adequate’ + buffer • Tier 1 Leverage and TCE ratio reductions reflect the impact of carrying additional liquidity on the balance sheet • CRE concentration of 494%1

Bankwell History & Overview

29 + Second most affluent MSA in the Nation in per capita personal income (PCPI)2 + 4 of the top 25 wealthiest towns in the U.S.3 • Connecticut-based $2 billion bank, with focus on CRE and C&I lending • 11 existing branches in Fairfield & New Haven Counties (as of 1/1/21) • BWFG has $136 million deposits per branch; one of the highest in Fairfield & New Haven Counties1 • Our core market of Fairfield County (the Bridgeport-Stamford-Norwalk MSA) is the premier Connecticut location, highlighted by: Company Overview NASDAQ: BWFG 1 Source: S&P Global Market Intelligence’s Branch Competitors & Pricing Report as of 6/30/20, excluding global money center banks (tickers BAC, WFC, JPM, TD & C) + Headquarters of 9 Fortune 500 companies4 + Home to the two largest hedge funds in the U.S.5 2 Source: Bureau of Economic Analysis’ Metropolitan Area Table, contained within the Personal Income by County & Metropolitan Area, 2019 news release 11/17/20 3 Source: Bloomberg: 2020 Richest Places 4 Source: Fortune.com: 2020 Fortune 500 5 Source: Business Insider: The 10 Biggest Hedge Funds in the U.S., 5/18/18 Bankwell Profile Existing Branches (11) Fairfield County

30 Financial Snapshot Dollars in thousands, except per share data 2016 2017 2018 2019 2020 Total assets $1,628,919 $1,796,607 $1,873,665 $1,882,182 $2,253,747 Net loans $1,343,895 $1,520,879 $1,586,775 $1,588,840 $1,601,672 Loan-to-deposit ratio 105.6% 110.1% 106.4% 107.1% 87.9% Efficiency ratio2 56.5% 54.9% 59.2% 60.2% 73.9% Non-interest expense / avg. assets 2.03% 1.88% 1.93% 1.90% 2.03% Net interest margin 3.54% 3.30% 3.18% 3.03% 2.77% Total capital to risk weighted assets 12.85% 12.19% 12.50% 13.35% 12.28% Tangible common equity ratio2 8.78% 8.81% 9.16% 9.56% 7.73% Return on average equity 8.94% 8.93% 10.19% 10.20% 3.35% Tangible book value per share2 $18.98 $20.59 $22.06 $23.15 $22.43 Net interest income $49,092 $54,364 $56,326 $53,761 $54,835 Pre-tax, pre-provision net revenue $22,224 $26,470 $24,593 $23,379 $14,907 Net income $12,350 $13,830 $17,433 $18,216 $5,904 EPS (fully diluted) $1.62 $1.78 $2.21 $2.31 $0.75 1 1 Values are based on reported earnings / performance, which were impacted primarily as a result of the Tax Cut and Jobs Act passed in December 2017 along with several other smaller items. Please refer to BWFG’s 4Q’17 Earnings Release for further detail 2 A non-GAAP metric

Experienced Leadership Team

Name	Years Experience	Selected Professional Biography
Christopher Gruseke President & CEO (since 2015)	30+	Mr. Gruseke was a founding investor and director of Bankwell Financial Group's predecessors, BNC Financial Group, Inc., and The Bank of New Canaan. He brings more than 30 years of capital markets, operations, sales and finance experience to his role at the Company. Most recently, he was a member of the Executive Committee at CRT Capital, a Stamford, Connecticut-based broker/dealer. He also served as Co-Chief Operating Officer and a member of the Board of Greenwich Capital Markets. Mr. Gruseke earned a B.A. from Williams College and an M.S. from the Stern School of Business at New York University.
Christine A. Chivily EVP & Chief Risk & Credit Officer (since 2013)	40	Ms. Chivily has 40 years of experience in banking and real estate finance. She previously served in a risk management role for the CRE and C&I loan portfolios at People's United Bank. Her prior experience also includes 5 years as Director of Freddie Mac's New England region for multifamily properties and 11 years as Senior Credit Officer at RBS Greenwich Capital. She also has over 10 years of combined experience in lending, loan administration and workouts at other various banking institutions. Ms. Chivily received her B.A. from Mt. Holyoke College.
Penko Ivanov EVP & CFO (since 2016)	25+	Mr. Ivanov has more than 28 years of experience in accounting and finance. His more recent roles include CFO of Darien Rowayton Bank, and CFO for the U.S. Operations of Doral Bank, where he created a scalable finance organization to support the rapid growth of several business units from infancy to $3 billion in assets. He began his career with Ernst & Young and held various accounting/finance positions at PepsiCo, GE Capital and Bridgewater Associates. His experience includes building, improving and overseeing all finance areas, including Controllership, SOX, Treasury, FP&A, as well as internal and external reporting functions. Mr. Ivanov holds M.B.A. and bachelor degrees in accounting and finance from the University of South Florida. He is a CPA and is also Six Sigma Black Belt certified.
Matthew McNeill EVP & Chief Banking Officer (since 2020)	20+	Mr. McNeill has more than 20 years of experience in Commercial Banking. He most recently served as Head of Commercial Lending at Metropolitan Commercial Bank. He previously served as Senior Commercial Relationship Manager at HSBC, a Business Banker at Santander and a Managing Partner at American Real Estate Lending.
Laura J. Waitz EVP & Chief of Staff (since 2017)	35+	Ms. Waitz has over 35 years of experience for various businesses and previously was Senior Managing Director, Global Head of Human Resources at The Blackstone Group. She also served as Managing Director and Global Head of Compensation at Citi Alternative Investments and as Head of Compensation (Americas) for Deutsche Bank. Prior to that she served as Global Compensation Manager for private equity and investment banks. Ms. Waitz received her B.S. from Penn State University.

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